UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 14, 2005


                             HealthSouth Corporation
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

              1-10315                               63-0860407
              -------                               ----------
      (Commission File Number)           (IRS Employer Identification No.)


               One HealthSouth Parkway, Birmingham, Alabama 35243
               --------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. Other Events.

         On November 14, 2005, HealthSouth Corporation issued a press release announcing that it will hold a business update meeting in New York City on Tuesday, December 13, at 8 a.m. Eastern Time to provide an update on the status of its current operations.

         HealthSouth also announced that it intends to hold its 2005 annual meeting of stockholders in order to elect directors prior to the end of the year. HealthSouth's ability to hold this meeting is subject to satisfying the federal securities laws relating to holding an annual meeting, including, but not limited to, the filing of its 2004 Annual Report on Form 10-K with the Securities and Exchange Commission. Stockholders who wish to have a proposal included in the HealthSouth proxy statement for this annual meeting must send their proposal to HealthSouth so that it is received it no later than November 25, 2005. Any stockholder proposal must comply with the requirements established by the Securities and Exchange Commission in order to be included in the proxy statement. In addition, any stockholder wishing to nominate a candidate for director at this annual meeting must submit such nomination and the other information required by Article III of our by-laws, so that it is received no later than November 29, 2005. Stockholder proposals and nominations should be directed to the secretary of HealthSouth Corporation at One HealthSouth Parkway, Birmingham, Alabama 35243.

         HealthSouth intends to hold its 2006 Annual Meeting of stockholders during the second quarter of 2006.

         A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(c)    Exhibits.

See Exhibit Index.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HealthSouth Corporation


                                     By: /s/ Gregory L. Doody
                                         -----------------------------------
                                         Name:  Gregory L. Doody
                                         Title: Executive Vice President,
                                                General Counsel and Secretary


       Dated:  November 14, 2005

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                                  EXHIBIT INDEX


Exhibit Number         Description
--------------         -----------

99                     Press release of HealthSouth Corporation dated
                       November 14, 2005.